Exhibit 99.1

Virtu Announces Third Quarter 2016 Results

NEW YORK, NY, November 4, 2016 — Virtu Financial, Inc. (NASDAQ: VIRT) a leading technology-enabled market maker and liquidity provider to the global financial markets, today reported results for the quarter ended September 30, 2016.

Third Quarter Selected Results

•                  Net income of $33.0 million; Normalized Adjusted Net Income* of $27.3 million

•                  Basic and Diluted EPS of $0.18; Normalized Adjusted EPS* of $0.20

•                  Total revenues of $164.8 million; Adjusted Net Trading Income* of $94.2 million

•                  Adjusted EBITDA* of $56.9 million; Adjusted EBITDA Margin* of 58.6%

•                  Quarterly cash dividend of $0.24 per share payable on December 15, 2016

* Non-GAAP financial measures. Please see “Non-GAAP Financial Measures and Other Items” for more information.

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on December 15, 2016 to shareholders of record as of December 1, 2016.

“Except for the initial surge at the beginning of this quarter in post-Brexit trading activity, the markets we participate in were quiet throughout the balance of the quarter. Market volumes were muted and realized volatility has been at historic lows, reducing the opportunity for a market maker to earn spread, which is the core of our model. Despite these challenges, given our broad diversification and focus on expense management, our business was solidly profitable in the third quarter, producing strong margins and enabling us to continue to return capital to our investors. We are optimistic that when volumes and volatility return, Virtu is poised to generate strong performance given our global market presence and disciplined market making model,” said Douglas Cifu, Chief Executive Officer of Virtu Financial.

GAAP Financial Results

Total revenues decreased 23.6% to $164.8 million for this quarter, compared to $215.8 million for the same period in 2015. Trading income, net, decreased 24.2% to $156.7 million for this quarter, compared to $206.8 million for the same period in 2015. Net income decreased 52.5% to $33.0 million for this quarter, compared to $69.5 million for the same period in 2015.

Basic and Diluted EPS for this quarter were $0.18 and $0.18, compared to $0.36 and $0.35 for the same period in 2015, respectively.

Historical quarterly results from first quarter 2014 to date are available at http://ir.virtu.com.

Business Performance

For the third quarter of 2016, Adjusted Net Trading Income decreased 32.0% to $94.2 million for this quarter, compared to $138.6 million for the same period in 2015. Adjusted EBITDA decreased 43.5% to $56.9 million for this quarter, compared to $100.7 million for the same period in 2015. Normalized Adjusted Net Income decreased 50.5% to $27.3 million for this quarter, compared to $55.2 million for the same period in 2015. Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxation, Normalized Adjusted EPS was $0.20 for this quarter and $0.40 for the same period in 2015.

Since our inception, we have sought to broadly diversify our market making across securities, asset classes and  geographies, and as a result, for the quarter ended September 30, 2016, we achieved a diverse mix of Adjusted

Net Trading Income results, with no one category constituting more than 28.2% of our total Adjusted Net Trading Income. Average daily Adjusted Net Trading Income was approximately $1.473 million for this quarter compared to $2.166 million for the same period in the previous year.

As of September 30, 2016, Virtu was connected to more than 235 unique market venues in 36 countries and made markets in over 12,000 financial instruments.

The following tables show our Adjusted Net Trading Income, average daily Adjusted Net Trading Income and percentage of Adjusted Net Trading Income by category for the three and nine months ended September 30, 2016 and 2015, respectively.

	Three Months Ended September 30,
Adjusted Net Trading Income:	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Category
Americas Equities	$24,738	26.2%	$45,815	33.1%	-46.0%
EMEA Equities	8,181	8.7%	15,087	10.9%	-45.8%
APAC Equities	12,609	13.4%	13,144	9.5%	-4.1%
Global Commodities	26,600	28.2%	28,273	20.4%	-5.9%
Global Currencies	12,883	13.7%	23,289	16.8%	-44.7%
Options, Fixed Income and Other	5,844	6.2%	10,988	7.9%	-46.8%
Unallocated(1)	3,390	3.6%	2,020	1.4%	NM

Total Adjusted Net Trading Income	$94,244	100.0%	$138,616	100.0%	-32.0%

	Three Months Ended September 30,
Average Daily Adjusted Net Trading Income:	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Category
Americas Equities	$387	26.3%	$716	33.1%	-45.9%
EMEA Equities	128	8.7%	236	10.9%	-45.8%
APAC Equities	197	13.4%	205	9.5%	-3.9%
Global Commodities	416	28.2%	442	20.4%	-5.9%
Global Currencies	201	13.6%	364	16.8%	-44.8%
Options, Fixed Income and Other	91	6.2%	172	7.9%	-47.1%
Unallocated(1)	53	3.6%	31	1.4%	NM

Total Adjusted Net Trading Income	$1,473	100.0%	$2,166	100.0%	-32.0%

	Nine Months Ended September 30,
Adjusted Net Trading Income:	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Category
Americas Equities	$92,837	29.6%	$102,278	26.0%	-9.2%
EMEA Equities	34,803	11.1%	46,013	11.7%	-24.4%
APAC Equities	38,733	12.3%	33,875	8.6%	14.3%
Global Commodities	78,223	24.9%	90,514	23.0%	-13.6%
Global Currencies	50,282	16.0%	90,147	22.9%	-44.2%
Options, Fixed Income and Other	22,814	7.3%	24,911	6.3%	-8.4%
Unallocated(1)	(3,854)	-1.2%	5,151	1.5%	NM

Total Adjusted Net Trading Income	$313,838	100.0%	$392,889	100.0%	-20.1%

	Nine Months Ended September 30,
Average Daily Adjusted Net Trading Income:	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Category
Americas Equities	$491	29.6%	$455	26.0%	7.9%
EMEA Equities	184	11.1%	249	11.7%	-26.1%
APAC Equities	205	12.3%	167	8.6%	22.8%
Global Commodities	414	24.9%	502	23.0%	-17.5%
Global Currencies	266	16.0%	539	22.9%	-50.6%
Options, Fixed Income and Other	121	7.3%	112	6.3%	8.0%
Unallocated(1)	(20)	-1.2%	25	1.5%	NM

Total Adjusted Net Trading Income	$1,661	100.0%	$2,049	100.0%	-18.9%

(1)         Under our methodology for recording ‘‘trading income, net’’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ.  Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular daily Adjusted Net Trading Income calculation can effectively defer or accelerate revenue from one day to another or one reporting period to another, as the case may be. We do not allocate any resulting differences based on the timing of revenue recognition.

Financial Condition

As of September 30, 2016, Virtu had $146.0 million in cash and cash equivalents, and total long-term debt outstanding in an aggregate principal amount of $530.5 million.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

•                  “Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•                  “EBITDA”, which measures our operating performance by adjusting Net Income to exclude financing interest expense on our senior secured credit facility, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, trading related settlement income, other losses (revenues), equipment write-off, share based compensation, charges related to share based compensation at IPO, 2015 Management Incentive Plan, and charges related to share based compensation at IPO.

•                  “Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items including IPO-related adjustments and other non-cash items, assuming that all vested and unvested Virtu Financial LLC units have been exchanged for Class A Common Stock, and applying a corporate tax rate of 35.5%.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains covenants and other tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•                  they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;

•                  our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

•                  they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income (loss), cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

(in thousands, except share and per share data)
Revenues:
Trading income, net	$156,706	$206,832	$509,542	$590,554
Interest and dividends income	5,271	6,425	14,961	21,022
Technology services	2,931	2,545	7,224	7,733
Other revenues (losses)	(102)	—	(102)	—

Total revenues	164,806	215,802	531,625	619,309

Operating Expenses:
Brokerage, exchange and clearance fees, net	52,118	61,814	167,416	179,453
Communication and data processing	17,903	16,110	53,578	51,602
Employee compensation and payroll taxes	20,816	24,736	64,182	66,801
Interest and dividends expense	15,615	12,827	43,249	39,234
Operations and administrative	5,543	4,857	16,353	20,017
Depreciation and amortization	7,158	8,176	22,685	26,025
Amortization of purchased intangibles and
acquired capitalized software	53	53	159	159
Charges related to share based compensation at IPO	333	1,107	1,444	45,301
Financing interest expense on senior secured credit facility	7,393	7,205	21,569	22,066

Total operating expenses	126,932	136,885	390,635	450,658

Income before income taxes and noncontrolling interest	37,874	78,917	140,990	168,651
Provision for income taxes	4,851	9,378	17,325	14,103

Net income	$33,023	$69,539	$123,665	$154,548

Noncontrolling interest	(25,997)	(57,233)	(97,913)	(141,768)

Net income available for common stockholders	$7,026	$12,306	$25,752	$12,780

Earnings per share:
Basic	$0.18	$0.36	$0.66	$0.37
Diluted	$0.18	$0.35	$0.66	$0.37

Weighted average common shares outstanding
Basic	38,351,465	34,305,052	38,264,139	34,305,052
Diluted	38,351,465	34,738,733	38,264,139	34,641,497

Comprehensive income:
Net income	$33,023	$69,539	$123,665	$154,548
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	519	3,596	1,783	595

Comprehensive income	$33,542	$73,135	$125,448	$155,143
Less: Comprehensive income attributable to noncontrolling interest	(26,370)	(59,931)	(99,195)	(141,053)

Comprehensive income available for common stockholders	$7,172	$13,204	$26,253	$14,090

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in thousands, except percentages)

Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$156,706	$206,832	$509,542	$590,554
Interest and dividends income	5,271	6,425	14,961	21,022
Brokerage, exchange and clearance fees, net	(52,118)	(61,814)	(167,416)	(179,453)
Interest and dividends expense	(15,615)	(12,827)	(43,249)	(39,234)

Adjusted Net Trading Income	$94,244	$138,616	$313,838	$392,889

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	$33,023	$69,539	$123,665	$154,548
Financing interest expense on senior secured credit facility	7,393	7,205	21,569	22,066
Depreciation and amortization	7,158	8,176	22,685	26,025
Amortization of purchased intangibles and acquired capitalized software	53	53	159	159
Provision for income taxes	4,851	9,378	17,325	14,103

EBITDA	$52,478	$94,351	$185,403	$216,901

Severance	77	342	270	645
Transaction advisory fees and expenses	521	—	676	—
Termination of office leases	—	—	(319)	2,729
Trading related settlement income	(2,975)	—	(2,975)	—
Other losses (revenues)	102	—	102	—
Equipment write-off	—	—	428	—
Share based compensation	4,892	3,254	14,587	11,907
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,512	1,655	4,212	2,913
Charges related to share based compensation awards at IPO	333	1,107	1,444	45,301

Adjusted EBITDA	$56,940	$100,709	$203,828	$280,396

Selected Operating Margins
Net Income Margin(1)	34.0%	49.3%	38.5%	38.6%
EBITDA Margin(2)	54.0%	66.8%	57.7%	54.1%
Adjusted EBITDA Margin(3)	58.6%	71.3%	63.5%	70.0%

(1) Calculated by dividing net income by the sum of Adjusted Net Trading Income and technology services revenue.

(2) Calculated by dividing EBITDA by the sum of Adjusted Net Trading Income and technology services revenue.

(3) Calculated by dividing Adjusted EBITDA by the sum of Adjusted Net Trading Income and technology services revenue.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

(in thousands, except share and per share data)
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$33,023	$69,539	$123,665	$154,548
Provision for income taxes	4,851	9,378	17,325	14,103

Income before income taxes	$37,874	$78,917	$140,990	$168,651

Amortization of purchased intangibles and acquired capitalized software	53	53	159	159
Severance	77	342	270	645
Transaction advisory fees and expenses	521	—	676	—
Termination of office leases	—	—	(319)	2,729
Equipment write-off	—	251	428	1,719
Trading related settlement income	(2,975)	—	(2,975)	—
Other losses (revenues)	102	—	102	—
Share based compensation	4,892	3,254	14,587	11,907
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,512	1,655	4,212	2,913
Charges related to share based compensation awards at IPO	333	1,107	1,444	45,301

Normalized Adjusted Net Income before income taxes	$42,389	$85,579	$159,574	$234,024

Normalized provision for income taxes(1)	15,048	30,381	56,649	83,079

Normalized Adjusted Net Income	$27,341	$55,198	$102,925	$150,945

Weighted Average Adjusted shares outstanding(2)	139,687,848	138,881,040	139,685,124	138,783,804

Normalized Adjusted EPS	$0.20	$0.40	$0.74	$1.09

(1)        Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 35.5%.

(2)        Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis,  (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis. Includes additional shares from dilutive impact of options and restricted stock units outstanding under the 2015 Management Incentive Plan during the three and six months ended September 30, 2016 and 2015.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

	September 30,	December 31,
	2016	2015
	(in thousands, except share data)
Assets
Cash and cash equivalents	$145,999	$163,235
Securities borrowed	394,812	453,296
Securities purchased under agreements to resell	—	14,981
Receivables from broker-dealers and clearing organizations	513,292	476,536
Trading assets, at fair value	1,439,968	1,297,214
Property, equipment and capitalized software, net	30,697	37,501
Goodwill	715,379	715,379
Intangibles (net of accumulated amortization)	1,044	1,203
Deferred taxes	193,721	193,740
Other assets	78,509	38,845

Total assets	$3,513,421	$3,391,930

Liabilities and equity
Liabilities
Short-term borrowings	$17,600	$45,000
Securities loaned	481,947	524,603
Payables to broker-dealers and clearing organizations	305,256	486,604
Trading liabilities, at fair value	1,318,559	979,090
Tax receivable agreement obligations	226,048	218,399
Accounts payable and accrued expenses and other liabilities	94,856	86,775
Long-term borrowings, net	526,077	493,589

Total liabilities	$2,970,343	$2,834,060

Total equity	543,078	557,870

Total liabilities and equity	$3,513,421	$3,391,930

	As of September 30, 2016
	Interests	%
Ownership of Virtu Financial LLC Interests:
Virtu Financial, Inc. - Class A Common Stock	40,209,587	28.8%
Non-controlling Interests (Virtu Financial LLC)	99,421,197	71.2%

Total Virtu Financial LLC Interests	139,630,784	100.0%

Conference Call Information

Douglas Cifu, Chief Executive Officer, and Joseph Molluso, Chief Financial Officer, will host a conference call to discuss the Company’s financial results and outlook on Friday, November 4, 2016, at 7:30 a.m. Eastern Time. To access the conference call, please dial (855) 645-0552 (U.S.) or (720) 634-9067 (international). The Company will also host a live audio Webcast of the conference call on the Investor Relations section of the Company’s website at http://ir.virtu.com/events.cfm. The Webcast will also be archived on http://ir.virtu.com/events.cfm for 90 days following the announcement.

About Virtu Financial, Inc.

Virtu is a leading technology-enabled market maker and liquidity provider to the global financial markets. We stand ready, at any time, to buy or sell a broad range of securities and other financial instruments, and we generate revenue by buying and selling securities and other financial instruments and earning small amounts of money on individual transactions based on the difference between what buyers are willing to pay and what sellers are willing to accept, which we refer to as “bid/ask spreads,” across a large volume of transactions. We make markets by providing quotations to buyers and sellers in more than 12,000 securities and other financial instruments on more than 235 unique exchanges, markets and liquidity pools in 36 countries around the world. We believe that our broad diversification, in combination with our proprietary technology platform and low-cost structure, enables us to facilitate risk transfer between global capital markets participants by supplying liquidity and competitive pricing while at the same time earning attractive margins and returns.

Cautionary Note Regarding Forward-Looking Statements

The foregoing information and certain oral statements made from time to time by representatives of the Company contain certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

CONTACT

Investor Relations

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

investor_relations@virtu.com

Media Relations

media@virtu.com